Going Concern	6 Months Ended
Jun. 30, 2024
Going Concern [Abstract]
GOING CONCERN
2	GOING CONCERN

For the period ended June 30, 2024 the Group incurred a loss of USD 27,654,612, accumulated losses of USD 166,615,072, and negative cash flow from operations of USD 22,819,290. In addition to the cash flows to be generated from the Group’s operations, the continuation of the Group’s operations is dependent primarily on the ability to raise funding, and accessibility and availability thereof. The Group’s management acknowledges that there is a risk that the quantum and timing of cash flows may not be achievable in line with the twelve months forecasts from the date of approval of the Group’s condensed interim consolidated financial statements. A review of the strategic plan and budget, including expected developments in liquidity and capital was considered.

Based on management’s forecasts, the day-to-day operations and expenditure requirements are anticipated to be funded primarily by both cash generated through the ongoing operations and ability to access additional funding.

Notwithstanding these results, Management believes there are no events or conditions that give rise to doubt the ability of the Group to continue as a going concern for a period of twelve months after the preparation of the consolidated financial statements. Accordingly, the condensed interim consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities, or any other adjustments that might result in the event the Group is unable to continue as a going concern.